Going to November 2007 board meetings
FEDERATED EQUITY FUNDS
Amendment No. 31
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended as follows:

A.	Strike the first paragraph of
Section 5 of Article III from the
Declaration of Trust and substitute in
its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and
designate any additional
Series or Class or to modify the rights
and preferences of any existing
Series or Class, the Series
and Classes of the Trust are
established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares


Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares


The undersigned hereby certify that the
above-stated Amendment is a true and correct
Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
	 day of November, 2007.

WITNESS the due execution hereof this
day of November, 2007.




John F. Donahue
Peter E. Madden


Thomas G. Bigley
Charles F. Mansfield, Jr.


John T. Conroy, Jr.
John E. Murray, Jr.


Nicholas P. Constantakis
Thomas M. O'Neill


John F. Cunningham
Marjorie P. Smuts


J. Christopher Donahue
John S. Walsh


Lawrence D. Ellis, M.D.
James. F. Will

Current as of:  8/18/94